Exhibit 99(1)

Hess Reports Estimated Results for the Second Quarter of 2009

Second Quarter Highlights:

  Net Income was $100 million compared with $900 million in second quarter 2008
  Oil and gas production was 407,000 barrels per day, up from 393,000 in second quarter 2008
  Capital and exploratory expenditures of $785 million, down from $1,240 million in the second quarter of 2008

NEW YORK--(BUSINESS WIRE)--July 29, 2009--Hess Corporation (NYSE: HES) reported net income of $100 million for the second quarter of 2009 compared with net income of $900 million for the second quarter of 2008. The after-tax results by major operating activity were as follows:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2009	2008	2009	2008
	(In millions, except per share amounts)
Exploration and Production	$215	$1,025	$151	$1,849
Marketing and Refining	(30)	(52)	72	(36)
Corporate	(26)	(33)	(75)	(72)
Interest expense	(59)	(40)	(107)	(82)

Net income attributable to Hess Corporation	$100	$900	$41	$1,659

Net income per share (diluted)	$.31	$2.76	$.13	$5.11

Weighted average number of shares (diluted)	325.8	326.2	325.7	325.0

Exploration and Production earnings were $215 million in the second quarter of 2009 compared with $1,025 million in the second quarter of 2008. Second quarter 2009 results include dry hole costs of $153 million ($92 million after-tax), primarily associated with a well offshore Brazil and two wells in the Gulf of Mexico. The Corporation’s oil and gas production, on a barrel-of-oil equivalent basis, was 407,000 barrels per day in the second quarter of 2009, an increase of 4% from the second quarter of 2008. The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $49.27 per barrel in the second quarter of 2009 compared with $104.29 per barrel in the second quarter of 2008. The Corporation’s average worldwide natural gas selling price was $4.56 per Mcf in the second quarter of 2009 compared with $7.81 per Mcf in the second quarter of 2008.

Marketing and Refining generated a loss of $30 million in the second quarter of 2009 compared with a loss of $52 million in the second quarter of 2008, primarily reflecting improved energy marketing and trading results. Refining operations generated a loss of $26 million in the second quarter of 2009 compared with income of $3 million in the second quarter of 2008, due to lower refining margins. Marketing results generated a loss of $13 million in the second quarter of 2009, compared with a loss of $40 million in the second quarter of 2008. Trading activities produced income of $9 million in the second quarter of 2009, an increase of $24 million from the second quarter of 2008.

The following table reflects the total after-tax impact of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Exploration and Production	$(31)	$-	$(44)	$-
Corporate	-	-	(16)	-
	$(31)	$-	$(60)	$-

In the second quarter of 2009, the Corporation recorded after-tax charges of $31 million to reduce the carrying value of production equipment in the United Kingdom North Sea and materials inventory in Equatorial Guinea and the United States.

Net cash provided by operating activities was $616 million in the second quarter of 2009 compared with $1,732 million in the second quarter of 2008. Capital and exploratory expenditures for the second quarter of 2009 amounted to $785 million, of which $770 million related to Exploration and Production operations. Capital and exploratory expenditures for the second quarter of 2008 amounted to $1,240 million, of which $1,205 million related to Exploration and Production operations.

At June 30, 2009, cash and cash equivalents totaled $1,063 million compared with $908 million at December 31, 2008. Total debt was $4,313 million at June 30, 2009 and $3,955 million at December 31, 2008. The Corporation’s debt to capitalization ratio at June 30, 2009 was 25.8 percent compared with 24.2 percent at the end of 2008.

Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2009	2008	2009
Income Statement (*)
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$6,751	$11,711	$6,915
Equity in income (loss) of HOVENSA L.L.C.	(75)	(19)	(41)
Other, net	79	37	(2)

Total revenues and non-operating income	6,755	11,729	6,872

Costs and Expenses
Cost of products sold (excluding items shown separately below)	4,705	8,337	5,182
Production expenses	444	494	409
Marketing expenses	245	267	257
Exploration expenses, including dry holes
and lease impairment	312	158	193
Other operating expenses	43	47	48
General and administrative expenses	136	156	160
Interest expense	95	65	77
Depreciation, depletion and amortization	558	482	486

Total costs and expenses	6,538	10,006	6,812

Income before income taxes	217	1,723	60
Provision for income taxes	115	812	77

Net income (loss)	102	911	(17)
Less: Net income attributable to noncontrolling interests	2	11	42
Net income (loss) attributable to Hess Corporation	$100	$900	$(59)

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$6	$1	$(10)
Capitalized interest	2	1	1

Cash Flow Information (*)
Net cash provided by operating activities	$616	$1,732	$625

Capital and Exploratory Expenditures
Exploration and Production
United States	$300	$721	$315
International	470	484	444

Total Exploration and Production	770	1,205	759
Marketing, Refining and Corporate	15	35	46

Total Capital and Exploratory Expenditures	$785	$1,240	$805

Exploration expenses charged to income included above
United States	$52	$44	$53
International	48	40	48

	$100	$84	$101

(*) Reflects the retrospective adoption of Statement of Financial Accounting Standards 160, Accounting for Noncontrolling Interests

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half
	2009	2008
Income Statement (*)
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$13,666	$22,358
Equity in income (loss) of HOVENSA L.L.C.	(116)	(29)
Other, net	77	100

Total revenues and non-operating income	13,627	22,429

Costs and Expenses
Cost of products sold (excluding items shown separately below)	9,887	16,042
Production expenses	853	918
Marketing expenses	502	500
Exploration expenses, including dry holes
and lease impairment	505	310
Other operating expenses	91	92
General and administrative expenses	296	308
Interest expense	172	132
Depreciation, depletion and amortization	1,044	934

Total costs and expenses	13,350	19,236

Income before income taxes	277	3,193
Provision for income taxes	192	1,530

Net income	85	1,663
Less: Net income attributable to noncontrolling interests	44	4
Net income attributable to Hess Corporation	$41	$1,659

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(4)	$12
Capitalized interest	3	2

Cash Flow Information (*)
Net cash provided by operating activities	$1,241	$2,915

Capital and Exploratory Expenditures
Exploration and Production
United States	$615	$1,136
International	914	1,007

Total Exploration and Production	1,529	2,143
Marketing, Refining and Corporate	61	67

Total Capital and Exploratory Expenditures	$1,590	$2,210

Exploration expenses charged to income included above
United States	$105	$106
International	96	99

	$201	$205

(*) Reflects the retrospective adoption of Statement of Financial Accounting Standards 160, Accounting for Noncontrolling Interests

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	June 30,	December 31,
	2009	2008
Balance Sheet Information (*)

Cash and cash equivalents	$1,063	$908
Other current assets	6,445	6,424
Investments	1,013	1,127
Property, plant and equipment – net	16,421	16,271
Other long-term assets	3,974	3,859
Total assets	$28,916	$28,589

Current maturities of long-term debt	$135	$143
Other current liabilities	7,478	7,587
Long-term debt	4,178	3,812
Other long-term liabilities	4,747	4,656
Total equity excluding other comprehensive income (loss)	14,478	14,399
Accumulated other comprehensive income (loss)	(2,100)	(2,008)
Total liabilities and equity	$28,916	$28,589

(*) Reflects the retrospective adoption of Statement of Financial Accounting Standards 160, Accounting for Noncontrolling Interests

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$358	$1,341	$1,699
Non-operating income (loss)	(3)	60	57

Total revenues and non-operating income	355	1,401	1,756
Costs and expenses
Production expenses, including related taxes	109	335	444
Exploration expenses, including dry holes
and lease impairment	139	173	312
General, administrative and other expenses	33	28	61
Depreciation, depletion and amortization	105	433	538

Total costs and expenses	386	969	1,355

Results of operations before income taxes	(31)	432	401
Provision (benefit) for income taxes	(11)	197	186

Results of operations attributable to Hess Corporation	$(20)	$235	$215

	Second Quarter 2008
	United
	States	International	Total
Sales and other operating revenues	$545	$2,530	$3,075
Non-operating income (loss)	-	22	22

Total revenues and non-operating income	545	2,552	3,097
Costs and expenses
Production expenses, including related taxes	101	393	494
Exploration expenses, including dry holes
and lease impairment	62	96	158
General, administrative and other expenses	36	37	73
Depreciation, depletion and amortization	61	401	462

Total costs and expenses	260	927	1,187

Results of operations before income taxes	285	1,625	1,910
Provision (benefit) for income taxes	108	777	885

Results of operations attributable to Hess Corporation	$177	$848	$1,025

	First Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$167	$964	$1,131
Non-operating income (loss)	(2)	10	8

Total revenues and non-operating income	165	974	1,139
Costs and expenses
Production expenses, including related taxes	112	297	409
Exploration expenses, including dry holes
and lease impairment	111	82	193
General, administrative and other expenses	27	29	56
Depreciation, depletion and amortization	57	408	465

Total costs and expenses	307	816	1,123

Results of operations before income taxes	(142)	158	16
Provision (benefit) for income taxes	(53)	133	80

Results of operations attributable to Hess Corporation	$(89)	$25	$(64)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half 2009
	United
	States	International	Total
Sales and other operating revenues	$525	$2,305	$2,830
Non-operating income (loss)	(5)	70	65

Total revenues and non-operating income	520	2,375	2,895
Costs and expenses
Production expenses, including related taxes	221	632	853
Exploration expenses, including dry holes
and lease impairment	250	255	505
General, administrative and other expenses	60	57	117
Depreciation, depletion and amortization	162	841	1,003

Total costs and expenses	693	1,785	2,478

Results of operations before income taxes	(173)	590	417
Provision (benefit) for income taxes	(64)	330	266

Results of operations attributable to Hess Corporation	$(109)	$260	$151

	First Half 2008
	United
	States	International	Total
Sales and other operating revenues	$993	$4,689	$5,682
Non-operating income (loss)	10	59	69

Total revenues and non-operating income	1,003	4,748	5,751
Costs and expenses
Production expenses, including related taxes	171	747	918
Exploration expenses, including dry holes
and lease impairment	145	165	310
General, administrative and other expenses	68	68	136
Depreciation, depletion and amortization	116	780	896

Total costs and expenses	500	1,760	2,260

Results of operations before income taxes	503	2,988	3,491
Provision (benefit) for income taxes	192	1,450	1,642

Results of operations attributable to Hess Corporation	$311	$1,538	$1,849

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2009	2008	2009
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	58	36	32
Europe	76	83	88
Africa	124	128	126
Asia and other	16	12	15
Total	274	259	261

Natural gas liquids - barrels
United States	10	11	9
Europe	3	4	4
Asia and other	1	-	-
Total	14	15	13

Natural gas - mcf
United States	92	83	78
Europe	160	267	180
Asia and other	459	364	438
Total	711	714	696
Barrels of oil equivalent	407	393	390

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$55.53	$120.23	$38.58
Europe	47.41	104.98	35.31
Africa	47.16	97.32	31.15
Asia and other	55.84	120.59	45.86
Worldwide	49.27	104.29	34.42

Crude oil - per barrel (excluding hedging)
United States	$55.53	$120.23	$38.58
Europe	47.41	104.98	35.31
Africa	57.13	117.49	44.20
Asia and other	55.84	120.59	45.86
Worldwide	54.03	113.79	40.19

Natural gas liquids - per barrel
United States	$31.03	$76.60	$29.03
Europe	36.51	92.67	36.76
Asia and other	35.92	-	-
Worldwide	32.97	81.52	31.29

Natural gas - per mcf (including hedging)*
United States	$3.26	$11.00	$4.03
Europe	4.53	10.33	6.49
Asia and other	4.82	5.23	4.70
Worldwide	4.56	7.81	5.08

Natural gas - per mcf (excluding hedging)
United States	$3.26	$11.00	$4.03
Europe	4.53	10.84	6.49
Asia and other	4.82	5.23	4.70
Worldwide	4.56	8.01	5.08
*	The after-tax losses from hedging activities were $83 million in the second quarter of 2009, $144 million in the second quarter of 2008 and $82 million in the first quarter of 2009.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First Half
	2009	2008
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	45	36
Europe	82	83
Africa	125	123
Asia and other	16	15
Total	268	257

Natural gas liquids - barrels
United States	10	11
Europe	3	4
Asia and other	-	-
Total	13	15

Natural gas - mcf
United States	85	88
Europe	170	282
Asia and other	449	353
Total	704	723
Barrels of oil equivalent	398	392

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$49.56	$106.42
Europe	41.09	93.32
Africa	40.29	88.44
Asia and other	51.50	106.28
Worldwide	42.62	93.75

Crude oil - per barrel (excluding hedging)
United States	$49.56	$106.42
Europe	41.09	93.32
Africa	51.58	105.98
Asia and other	51.50	106.28
Worldwide	47.84	101.66

Natural gas liquids - per barrel
United States	$30.12	$70.71
Europe	36.61	85.78
Asia and other	35.92	-
Worldwide	32.25	74.90

Natural gas - per mcf (including hedging)*
United States	$3.61	$9.69
Europe	5.56	9.61
Asia and other	4.76	5.12
Worldwide	4.82	7.43

Natural gas - per mcf (excluding hedging)
United States	$3.61	$9.69
Europe	5.56	9.90
Asia and other	4.76	5.12
Worldwide	4.82	7.55
*	The after-tax losses from hedging activities were $165 million for the six months ended June 30, 2009 and $239 million for the six months ended June 30, 2008.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Second	Second	First
		Quarter	Quarter	Quarter
		2009	2008	2009
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(56)	$(85)	$162
Provision (benefit) for income taxes		(26)	(33)	60
	Results of operations attributable to Hess Corporation	$(30)	$(52)	$102

Summary of Marketing and Refining Results
Refining		$(26)	$3	$(18)
Marketing		(13)	(40)	101
Trading		9	(15)	19
	Results of operations attributable to Hess Corporation	$(30)	$(52)	$102

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		223	236	227
Distillates		126	129	150
Residuals		65	49	85
Other		41	40	39
	Total	455	454	501

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		442	471	410
HOVENSA - Hess 50% share		221	235	205
Port Reading		65	64	62

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	88.4%	94.2%	82.0%
FCC	150	71.2%	73.1%	71.4%
Coker	58	91.2%	99.5%	80.5%
Port Reading	70	93.0%	91.3%	88.2%

Retail Marketing
Number of retail stations (a)		1,355	1,363	1,358
Convenience store revenue (in millions of dollars) (b)		$300	$275	$255
Average gasoline volume per station (gallons per month) (b)		209	218	199

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		First Half
		2009	2008
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$106	$(64)
Provision (benefit) for income taxes		34	(28)
	Results of operations attributable to Hess Corporation	$72	$(36)

Summary of Marketing and Refining Results
Refining		$(44)	$-
Marketing		88	(8)
Trading		28	(28)
	Results of operations attributable to Hess Corporation	$72	$(36)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		225	229
Distillates		138	149
Residuals		75	58
Other		40	39
	Total	478	475

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		426	458
HOVENSA - Hess 50% share		213	229
Port Reading		64	62

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	85.2%	91.6%
FCC	150	71.3%	73.7%
Coker	58	85.9%	95.5%
Port Reading	70	90.6%	89.2%

Retail Marketing
Number of retail stations (a)		1,355	1,363
Convenience store revenue (in millions of dollars) (b)		$555	$514
Average gasoline volume per station (gallons per month) (b)		204	207

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

CONTACT:
Hess Corporation
Investor:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550